Supplement dated May 25, 2017
to the Prospectus, as supplemented of the following fund:
Fund	Prospectus Dated
Columbia ETF Trust II
Columbia Emerging Markets Consumer ETF	7/29/2016 (as amended October 19, 2016)
The information under the caption “Dividends and Distributions” in the “Dividends, Distributions and Taxes" section is hereby superseded and replaced with the following:
The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally will not pay federal income tax on the income and gains it distributes to you. The Fund expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually. However, the officers of the Trust are authorized in their discretion not to pay a dividend for the Fund if such officers determine that the cost of paying the dividend (including costs borne by the Fund for printing and mailing dividend checks) exceeds the amount of income or excise tax that is payable by the Fund as a result of not paying the dividend. The Fund will declare and pay net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. Distributions may be reinvested automatically in additional whole shares of the Fund only if the broker through whom you purchased Fund shares makes such option available.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP277_03_001_(05/17)